                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000


Available Amount to Note Holders:                                                                  9,281,637.88

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                               --
            (b) Servicer Fees from current and prior Collection Period                                62,666.31
            (c) Servicing Charges inadvertantly deposited in Collection Account                              --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             15,748.19
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                          --
            Class A-2 Note Interest                                                                   53,925.13
            Class A-3 Note Interest                                                                  238,484.95
            Class A-4 Note Interest                                                                  331,522.69

(viii)      Class B-1 Note Interest                                                                   17,949.03
(ix)        Class B-2 Note Interest                                                                   11,627.74
(x)         Class B-3 Note Interest                                                                   15,264.01
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                          --
            Class A-2 Principal Distribution Amount                                                8,094,134.56
            Class A-3 Principal Distribution Amount                                                          --
            Class A-4 Principal Distribution Amount                                                          --
(xii)       Note Insuer Reimbursement Amount                                                                 --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            175,959.45
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             87,979.71
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            175,959.45
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --


            Reviewed By:



            ------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2000



                  Initial          Beginning           Base         Additional          Total            Ending           Ending
                 Principal         Principal         Principal       Principal        Principal        Principal       Certificate
    Class         Balance           Balance        Distribution    Distribution      Distribution        Balance          Factor
    -----         -------          ---------       ------------    ------------      ------------       ---------       -----------
 Class A-1        70,687,140.00               --               --             --               --                --       0.0000000
 Class A-2        53,856,869.00    11,786,914.70     8,094,134.56             --     8,094,134.56      3,692,780.14       0.0685666
 Class A-3        52,510,447.00    52,510,447.00               --             --               --     52,510,447.00       1.0000000
 Class A-4        70,687,140.00    70,687,140.00               --             --               --     70,687,140.00       1.0000000
                ---------------   --------------     ------------  -------------     ------------    --------------       ---------
 Total Class A   247,741,596.00   134,984,501.70     8,094,134.56             --     8,094,134.56    126,890,367.14       0.5121884

 Class B-1         5,385,687.00     2,934,445.76       175,959.45             --       175,959.45      2,758,486.31       0.5121884
 Class B-2         2,692,843.00     1,467,222.61        87,979.71             --        87,979.71      1,379,242.90       0.5121884
 Class B-3         5,385,687.00     2,934,445.76       175,959.45             --       175,959.45      2,758,486.31       0.5121884
                ---------------   --------------     ------------  -------------     ------------    --------------
 Total           261,205,813.00   142,320,615.83     8,534,033.17             --     8,534,033.17    133,786,582.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000

AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2000                                                 4,033,657.21
     Investment earnings on amounts in Collection Account                                              16,102.78
     Payments due Collection Account from last 3 business days of Collection Period                 1,821,901.34
     Additional contribution for terminated trade-ups and rebooked leases                             153,554.88
     Servicer Advance on current Determination Date                                                 3,256,421.67
                                                                                                    ------------
       Available Funds on Payment Date                                                              9,281,637.88
                                                                                                    ------------
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,281,637.88
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,281,637.88
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                       --
     Unreimbursed Servicer Advances paid                                                                      --
                                                                                                    ------------
      Unreimbursed Servicer Advances remaining unpaid                                                         --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,281,637.88
SERVICER FEES
     Servicer Fees due                                                                                 62,666.31
     Servicer Fees paid                                                                                62,666.31
                                                                                                    ------------
      Servicer Fees remaining unpaid                                                                          --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,218,971.57
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,218,971.57
PREMIUM AMOUNT
     Premium Amount due                                                                                15,748.19
     Premium Amount paid                                                                               15,748.19
                                                                                                    ------------
      Premium Amount remaining unpaid                                                                         --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,203,223.38
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                    ------------
     Indenture Trustee Fee remaining unpaid                                                                   --
                                                                                                    ------------
  REMAINING AVAILABLE FUNDS                                                                         9,202,806.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                  --------------
     Total Indenture Trustee Expenses paid
     Indenture Trustee Expenses unpaid                                                                        --

REMAINING AVAILABLE FUNDS                                                                           9,202,806.71
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                           53,925.13
     Class A-3 Note Interest                                                                          238,484.95
     Class A-4 Note Interest                                                                          331,522.69
                                                                                                  --------------
     Total Class A Interest due                                                                       623,932.77
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,578,873.94
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       17,949.03
     Class B-1 Note Interest paid                                                                      17,949.03
                                                                                                  --------------
     Class B-1 Note Interest remaining unpaid                                                                 --
                                                                                                  --------------

REMAINING AVAILABLE FUNDS                                                                           8,560,924.92
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       11,627.74
     Class B-2 Note Interest paid                                                                      11,627.74
                                                                                                  --------------
     Class B-2 Note Interest remaining unpaid                                                                 --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,549,297.18
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       15,264.01
     Class B-3 Note Interest paid                                                                      15,264.01
                                                                                                  --------------
     Class B-3 Note Interest remaining unpaid                                                                 --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,534,033.17
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 8,094,134.56
     Class A Note Principal Balance as of preceding Payment Date                                  134,984,501.70
                                                                                                  --------------
     Class A Base Principal Distribution Amount paid                                                8,094,134.56
                                                                                                  --------------
     Class A Base Principal Distribution Amount remaining unpaid                                              --

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                              --
     Class A-1 Note Principal Balance after distribution on Payment Date                                      --
                                                                                                              --

     Remaining Class A Base Principal Distribution Amount                                           8,094,134.56
                                                                                                  --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000

     Class A-2 Note Principal Balance as of preceding Payment Date                                11,786,914.70
     Class A-2 Base Principal Distribution Amount paid                                             8,094,134.56
                                                                                                  -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                           3,692,780.14

     Remaining Class A Base Principal Distribution Amount                                                    --
                                                                                                  -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                          52,510,447.00

     Remaining Class A Base Principal Distribution Amount                                                    --
                                                                                                  -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                          70,687,140.00

REMAINING AVAILABLE FUNDS                                                                            439,898.61

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                    --
     Note Insuer Reimbursement Amount paid                                                                   --
                                                                                                  -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                       --
REMAINING AVAILABLE FUNDS                                                                            439,898.61

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                 2,934,445.76
     Class B-1 Base Principal Distribution due                                                       175,959.45
     Class B-1 Base Principal Distribution paid                                                      175,959.45
                                                                                                  -------------
     Class B-1 Base Principal Distribution remaining unpaid                                                  --
     Class B-1 Note Principal Balance after distribution on Payment Date                           2,758,486.31

REMAINING AVAILABLE FUNDS                                                                            263,939.16

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                 1,467,222.61
     Class B-2 Base Principal Distribution due                                                        87,979.71
     Class B-2 Base Principal Distribution paid                                                       87,979.71
                                                                                                  -------------
     Class B-2 Base Principal Distribution remaining unpaid                                                  --
     Class B-2 Note Principal Balance after distribution on Payment Date                           1,379,242.90
REMAINING AVAILABLE FUNDS                                                                            175,959.45
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000

     Class B-3 Note Principal Balance as of preceding Payment Date                                 2,934,445.76
     Class B-3 Base Principal Distribution due                                                       175,959.45
     Class B-3 Base Principal Distribution paid                                                      175,959.45
                                                                                                   ------------
     Class B-3 Base Principal Distribution remaining unpaid                                                0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                           2,758,486.31
REMAINING AVAILABLE FUNDS                                                                                    --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
     Indenture Trustee Expenses unpaid per above                                                             --
     Remaining Indenture Trustee Expenses paid                                                               --
                                                                                                   ------------
     Remaining Indenture Trustee Expenses unpaid                                                             --
REMAINING AVAILABLE FUNDS                                                                                    --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                --
     Other Amounts Due Servicer under Servicing Agreement paid                                               --
                                                                                                   ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                   --
REMAINING AVAILABLE FUNDS                                                                                    --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  150,399,145.83
      ADCPB, end of Collection Period                                                        141,865,112.66
                                                                                             --------------
      Base Principal Amount                                                                    8,534,033.17

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          3,445,840.85
      Servicing Advances collected during the current Collection Period                        3,445,840.85
                                                                                             --------------
      Unreimbursed Servicing Advances as of current Determination Date                                   --

CALCULATION OF INTEREST DUE
                      Beginning                            Current                       Total
                      Principal          Interest          Interest        Overdue     Interest
        Class          Balance             Rate               Due         Interest        Due
      ---------      --------------      --------        ----------       ---------   ----------
      Class A-1                  --       5.2150%                --              --           --
      Class A-2       11,786,914.70       5.4900%         53,925.13              --    53,925.13
      Class A-3       52,510,447.00       5.4500%        238,484.95              --   238,484.95
      Class A-4       70,687,140.00       5.6280%        331,522.69              --   331,522.69
      Class B-1        2,934,445.76       7.3400%         17,949.03              --    17,949.03
      Class B-2        1,467,222.61       9.5100%         11,627.74              --    11,627.74
      Class B-3        2,934,445.76       6.2420%         15,264.01              --    15,264.01
                     --------------       -------        ----------       ---------   ----------
                     142,320,615.83       5.6389%        668,773.54              --   668,773.54


CALCULATION OF PRINCIPAL DUE
                        Base        Base                             Total
                      Principal    Principal        Overdue         Principal
        Class        Amount Pct.    Amount         Principal          Due
      ---------      -----------   ---------       ----------     ------------
      Class A          94.845%      8,094,134.56          --      8,094,134.56
      Class B-1         2.062%        175,959.45          --        175,959.45
      Class B-2         1.031%         87,979.71          --         87,979.71
      Class B-3         2.062%        175,959.45          --        175,959.45
                                    ------------   ---------      ------------
                                    8,534,033.17          --      8,534,033.17


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 150,399,145.83
      Servicer Fee Rate                                                                              0.500%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Servicer Fee due current period                                                             62,666.31
      Prior Servicer Fee arrearage                                                                       --
                                                                                             --------------
      Servicer Fee due                                                                            62,666.31

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             134,984,501.70
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           15,748.19
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
     Total Premium Amount due                                                                     15,748.19

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
      Total Indenture Trustee Expenses due                                                               --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2000


RESTRICTING EVENT DETERMINATION:

                                                                                   Yes/No
                                                                                   ------
     A) Event of Servicer Termination (Yes/No)                                       No
     B) Note Insuer has Made a Payment (Yes/No)                                      No
     C) Gross Charge Off Event has Occurred (Yes/No)                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                              No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                   Yes/No
                                                                                   ------
     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                            No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposition the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                      Event                                          Yes/No
       -------                      -----                                          ------
     6.01(i)     Failure to make payment required                                    No
     6.01(ii)    Failure to submit Monthly Statement                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,      No
                   withdrawn or dismissed within 60 days                              No
     6.01(vii)   Assignment by Servicer to a delegate its rights under
                   Servicing Agreement                                               No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance
                   Agreement has occurred.                                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 2000


Gross Charge Event Calculation:
                                                                      Result
                                                                      ------
    Gross Charge Off Ratio Current Period                              0.04%
    Gross Charge Off Ratio Prior Period                                2.49%
    Gross Charge Off Ratio Second Prior Period                        (0.39)%
                                                                      ------
      Average of Gross Charge Off Ratio for Three Periods              0.72%
    Maximum Allowed                                                    2.50%

    Gross Charge Off Ratio:
    -----------------------

                         ADCPB of                                                       Gross Charge Off Ratio
                       All Defaulted       Less                          End of Month       Charge Offs/
                        Contracts       Recoveries       Charge Offs        ADCPB              ADCPB
                       -------------   ------------      -----------    -------------  -----------------------
    Current Period        207,725.17    202,904.22          4,820.95    141,865,112.66          0.04%
    Prior Period          421,409.64    108,831.20        312,578.44    150,399,145.83          2.49%
    Second Prior Period    82,079.16    132,305.22        (50,226.06)   156,394,568.87         (0.39)%

Delinquency Event Calculation:

                                                                       Results
                                                                       -------
    Delinquency Trigger Ratio Current Period                            3.47%
    Delinquency Trigger Ratio Prior Period                              4.30%
    Delinquency Trigger Ratio Second Prior Period                       3.85%
                                                                        -----
    Average of Delinquency Trigger Ratios                               3.87%
    Maximum Allowed                                                     7.50%

    Delinquency Trigger Ratio:
    -------------------------

                             A                  B                   A/B
                             -                  -                   ---
                           ADCPB of          ADCPB of
                      Contract > 30 Days  All Contracts      Delinquency Trigger
                           Past Due       As of Month-End          Ratio:
                      -----------------  ----------------    --------------------
    Current Period      5,013,263.34      144,311,900.96           3.47%
    Prior Period        6,597,439.91      153,380,670.94           4.30%
    Second Prior Period 6,017,845.43      156,394,568.88           3.85%

                            ADCPB          Delinquency Ratio
                           -------         ------------------
    Current              139,298,638           96.53%
    31-60 Days Past Due    2,545,181            1.76%
    61-90 Days Past Due    1,498,369            1.04%
    91+ Days Past Due        969,713            0.67%
                         -----------          -------
    TOTAL                144,311,901          100.00%

Substitution Limits
-------------------
    ADCPB as of Cut-Off Date                               269,284,343.00
    Maximum Substitution (10% of Initial)                   26,928,434.30

    Prior month Cumulative ADCPB Substituted                 4,417,626.10
    Current month ADCPB Substituted                            368,609.12
                                                           --------------
    Cumulative ADCPB Substituted                             4,786,235.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000


Available Amount to Note Holders:                                                                  9,133,102.00

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                               --
            (b) Servicer Fees from current and prior Collection Period                                78,516.50
            (c) Servicing Charges inadvertantly deposited in Collection Account                              --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             19,831.40
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                          --
            Class A-2 Note Interest                                                                  171,652.45
            Class A-3 Note Interest                                                                  221,916.32
            Class A-4 Note Interest                                                                  401,672.54

(viii)      Class B-1 Note Interest                                                                   20,354.90
(ix)        Class B-2 Note Interest                                                                   15,381.66
(x)         Class B-3 Note Interest                                                                   12,179.07
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                          --
            Class A-2 Principal Distribution Amount                                                7,829,491.97
            Class A-3 Principal Distribution Amount                                                          --
            Class A-4 Principal Distribution Amount                                                          --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            170,206.36
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             85,103.18
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            106,378.98
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                            0.00


            Reviewed By:



            --------------------------------------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2000


                      Initial         Beginning           Base        Additional       Total              Ending          Ending
                     Principal        Principal         Principal      Principal     Principal          Principal       Certificate
   Class              Balance          Balance        Distribution   Distribution   Distribution          Balance         Factor
---------------    --------------  ---------------    ------------  -------------   ------------      --------------    -----------
 Class A-1          70,688,994.00               --              --             --             --                  --    0.0000000
 Class A-2          57,258,085.00    37,795,035.86    7,829,491.97             --   7,829,491.97       29,965,543.89    0.5233417
 Class A-3          48,068,516.00    48,068,516.00              --             --             --       48,068,516.00    1.0000000
 Class A-4          84,119,903.00    84,119,903.00              --             --             --       84,119,903.00    1.0000000
                   --------------  ---------------    ------------  -------------   ------------      --------------    ---------
  Total Class A    260,135,498.00   169,983,454.86    7,829,491.97             --   7,829,491.97      162,153,962.89    0.6233442
 Class B-1           5,655,120.00     3,695,292.81      170,206.36             --     170,206.36        3,525,086.45    0.6233442
 Class B-2           2,827,560.00     1,847,646.40       85,103.18             --      85,103.18        1,762,543.22    0.6233442
 Class B-3           3,534,450.00     2,309,558.01      106,378.98             --     106,378.98        2,203,179.03    0.6233442
                   --------------  ---------------    ------------  -------------   ------------      --------------
  Total            272,152,628.00   177,835,952.08    8,191,180.49             --   8,191,180.49      169,644,771.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000


AVAILABLE FUNDS
   Collection Account balance, as of May 31, 2000                                     2,425,831.64
   Investment earnings on amounts in Collection Account                                  11,378.95
   Payments due Collection Account from last 3 business days of Collection Period     1,662,778.79
   Additional contribution for terminated trade-ups and rebooked leases                   2,079.25
   Servicer Advance on current Determination Date                                     5,031,033.37
                                                                                    --------------
    Available Funds on Payment Date                                                   9,133,102.00
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                    --------------
   REMAINING AVAILABLE FUNDS                                                          9,133,102.00
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                    --------------
   REMAINING AVAILABLE FUNDS                                                          9,133,102.00
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         --
     Unreimbursed Servicer Advances paid                                                        --
                                                                                    --------------
      Unreimbursed Servicer Advances remaining unpaid                                           --
                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                            9,133,102.00
SERVICER FEES
    Servicer Fees due                                                                    78,516.50
    Servicer Fees paid                                                                   78,516.50
                                                                                    --------------
      Servicer Fees remaining unpaid                                                            --
                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                           9,054,585.50
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                           9,054,585.50
PREMIUM AMOUNT
   Premium Amount due                                                                    19,831.40
   Premium Amount paid                                                                   19,831.40
                                                                                    --------------
     Premium Amount remaining unpaid                                                            --
                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                           9,034,754.10
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
  Indenture Trustee Fee due                                                                 416.67
  Indenture Trustee Fee paid                                                                416.67
                                                                                    --------------
    Indenture Trustee Fee remaining unpaid                                                      --
                                                                                    --------------
  REMAINING AVAILABLE FUNDS                                                           9,034,337.43

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                         --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                      --------------
     Total Indenture Trustee Expenses paid                                                        --
                                                                                      --------------
      Indenture Trustee Expenses unpaid                                                           --

 REMAINING AVAILABLE FUNDS                                                              9,034,337.43
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                      --
     Class A-2 Note Interest                                                              171,652.45
     Class A-3 Note Interest                                                              221,916.32
     Class A-4 Note Interest                                                              401,672.54
                                                                                      --------------
      Total Class A Interest due                                                          795,241.31
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              8,239,096.13
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                           20,354.90
     Class B-1 Note Interest paid                                                          20,354.90
                                                                                      --------------
      Class B-1 Note Interest remaining unpaid                                                    --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              8,218,741.22
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                           15,381.66
     Class B-2 Note Interest paid                                                          15,381.66
                                                                                      --------------
      Class B-2 Note Interest remaining unpaid                                                    --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              8,203,359.56
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                           12,179.07
     Class B-3 Note Interest paid                                                          12,179.07
                                                                                      --------------
      Class B-3 Note Interest remaining unpaid                                                    --
                                                                                      --------------
 REMAINING AVAILABLE FUNDS                                                              8,191,180.50
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                     7,829,491.97
     Class A Note Principal Balance as of preceding Payment Date                      169,983,454.86
                                                                                      --------------
     Class A Base Principal Distribution Amount paid                                    7,829,491.97
                                                                                      --------------
      Class A Base Principal Distribution Amount remaining unpaid                                 --

     Class A-1 Note Principal Balance as of preceding Payment Date                                --
     Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
      Class A-1 Note Principal Balance after distribution on Payment Date                         --

     Remaining Class A Base Principal Distribution Amount                               7,829,491.97
                                                                                      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                     37,795,035.86
     Class A-2 Base Principal Distribution Amount paid                                  7,829,491.97
                                                                                      --------------
      Class A-2 Note Principal Balance after distribution on Payment Date              29,965,543.89

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                     48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
      Class A-3 Note Principal Balance after distribution on Payment Date              48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                         --
                                                                                      --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                     84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                      --------------
      Class A-4 Note Principal Balance after distribution on Payment Date              84,119,903.00

 REMAINING AVAILABLE FUNDS                                                                361,688.53

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                         --
     Note Insuer Reimbursement Amount paid                                                        --
                                                                                      --------------
     Note Insuer Reimbursement Amount remaining unpaid                                            --
 REMAINING AVAILABLE FUNDS                                                                361,688.53

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                      3,695,292.81
     Class B-1 Base Principal Distribution due                                            170,206.36
     Class B-1 Base Principal Distribution paid                                           170,206.36
                                                                                      --------------
      Class B-1 Base Principal Distribution remaining unpaid                                      --
      Class B-1 Note Principal Balance after distribution on Payment Date               3,525,086.45

 REMAINING AVAILABLE FUNDS                                                                191,482.16

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                      1,847,646.40
     Class B-2 Base Principal Distribution due                                             85,103.18
     Class B-2 Base Principal Distribution paid                                            85,103.18
                                                                                      --------------
      Class B-2 Base Principal Distribution remaining unpaid                                      --
      Class B-2 Note Principal Balance after distribution on Payment Date               1,762,543.22
 REMAINING AVAILABLE FUNDS                                                                106,378.98
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000


     Class B-3 Note Principal Balance as of preceding Payment Date                      2,309,558.01
     Class B-3 Base Principal Distribution due                                            106,378.98
     Class B-3 Base Principal Distribution paid                                           106,378.98
                                                                                      --------------
      Class B-3 Base Principal Distribution remaining unpaid                                      --
      Class B-3 Note Principal Balance after distribution on Payment Date               2,203,179.03
 REMAINING AVAILABLE FUNDS                                                                      0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                  --
      Remaining Indenture Trustee Expenses paid                                                   --
                                                                                      --------------
     Remaining Indenture Trustee Expenses unpaid                                                  --
 REMAINING AVAILABLE FUNDS                                                                      0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                     --
     Other Amounts Due Servicer under Servicing Agreement paid                                    --
                                                                                      --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                        --
 REMAINING AVAILABLE FUNDS                                                                      0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                               0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               188,439,590.17
      ADCPB, end of Collection Period                                     180,248,409.68
                                                                          --------------
       Base Principal Amount                                                8,191,180.49

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       5,219,957.07
      Servicing Advances collected during the current Collection Period     5,219,957.07
                                                                          --------------
       Unreimbursed Servicing Advances as of current Determination Date               --

CALCULATION OF INTEREST DUE

                Beginning                       Current                   Total
                Principal        Interest      Interest     Overdue     Interest
  Class          Balance           Rate           Due       Interest       Due
---------   ----------------    ----------    -----------   --------   ----------
Class A-1                 --        4.9670%            --         --           --
Class A-2      37,795,035.86        5.4500%    171,652.45         --   171,652.45
Class A-3      48,068,516.00        5.5400%    221,916.32         --   221,916.32
Class A-4      84,119,903.00        5.7300%    401,672.54         --   401,672.54
Class B-1       3,695,292.81        6.6100%     20,354.90         --    20,354.90
Class B-2       1,847,646.40        9.9900%     15,381.66         --    15,381.66
Class B-3       2,309,558.01        6.3280%     12,179.07         --    12,179.07
            ----------------    ----------    -----------   --------   ----------
              177,835,952.08        5.6894%    843,156.94         --   843,156.94

CALCULATION OF PRINCIPAL DUE

                    Base          Base                           Total
                  Principal     Principal       Overdue        Principal
  Class          Amount Pct.     Amount        Principal          Due
---------        -----------  ------------   -------------   -------------
Class A            95.584%    7,829,491.97              --    7,829,491.97
Class B-1           2.078%      170,206.36              --      170,206.36
Class B-2           1.039%       85,103.18              --       85,103.18
Class B-3           1.299%      106,378.98            0.00      106,378.98
                              ------------   -------------   -------------
                              8,191,180.49            0.00    8,191,180.49

CALCULATION OF SERVICER FEE
ADCPB as of the prior Calculation Date    188,439,590.17
Servicer Fee Rate                                  0.500%
One-twelfth                                         1/12
                                         ---------------
Servicer Fee due current period                78,516.50
Prior Servicer Fee arrearage                          --
                                         ---------------
Servicer Fee due                               78,516.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    169,983,454.86
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Premium Amount due Current Period                                                  19,831.40
      Prior Premium Amount arrearage                                                            --
                                                                                   ---------------
       Total Premium Amount due                                                          19,831.40

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2000

RESTRICTING EVENT DETERMINATION:

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                                             No
     B) Note Insuer has Made a Payment (Yes/No)                                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to
     be made under the terms of such Notes or the Indenture when due; and,                                                 No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient
     Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the
     Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
     Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3
     Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                           Event                                                          Yes/No
     ---------   ---------------------------------------------------------------------------------------------------    ------
     6.01(i)     Failue to make payment requried                                                                           No
     6.01(ii)    Failue to submit Monthly Statement                                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                             No
     6.01(v)     Servicer files a volunatry petition for bankruptcy                                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days       No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000

Available Amount to Note Holders:                                                                 5,592,580.84
Reserve Account balance, beginning                                                                1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                             --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                            --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                        25,774.79
           (b) Servicer Fees from current and prior Collection Period                                62,113.63
           (c) Servicing Charges inadvertantly deposited in Collection Account                              --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                   24,138.80
           Class A-2 Note Interest                                                                  172,031.87
           Class A-3 Note Interest                                                                  105,098.57
           Class A-4 Note Interest                                                                  360,555.57
(vii)      Class B Note Interest                                                                     82,327.82
(viii)     Class C Note Interest                                                                     61,362.83
(ix)       Class D Note Interest                                                                     18,732.42

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                4,632,705.63
           Class A-2 Principal Distribution Amount                                                          --
           Class A-3 Principal Distribution Amount                                                          --
           Class A-4 Principal Distribution Amount                                                          --
(xi)       Class B Base Principal Distribution Amount                                                       --
(xii)      Class C Base Principal Distribution Amount                                                       --
(xiii)     Class D Base Principal Distribution Amount                                                       --
(xv)       Class E Note Interest                                                                     13,848.50
(xvi)      Class E Principal Distribution Amount                                                            --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                       --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)       Remaining Amount to Residual Holder                                                       33,473.75

Reserve Account balance, ending                                                                   1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                      9,135.62

            Reviewed By:



            ------------------------------------------------------
            E. ROGER GEBHART
            EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000



AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2000                                         1,921,183.43
     Investment earnings on amounts in Collection Account                                      10,528.09
     Payments due Collection Account from last 3 business days of Collection Period         1,128,633.81
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                         2,532,235.51
                                                                                         ---------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                        5,592,580.84
     Reserve Account balance                                                                1,751,034.78
                                                                                         ---------------
     TOTAL AVAILABLE FUNDS                                                                  7,343,615.62

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                  7,343,615.62

Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                  7,343,615.62

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        25,774.79
     Unreimbursed Servicer Advances paid                                                       25,774.79
                                                                                         ---------------
      Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                   7,317,840.83

SERVICER FEES
     Servicer Fees due                                                                         62,113.63
     Servicer Fees paid                                                                        62,113.63
                                                                                         ---------------
      Servicer Fees remaining unpaid                                                                  --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                  7,255,727.20

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                  7,255,727.20

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                    416.67
     Indenture Trustee Fee paid                                                                   416.67
                                                                                         ---------------
      Indenture Trustee Fee remaining unpaid                                                          --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                   7,255,310.53

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                        75,000.00
                                                                                         ---------------
     Total Indenture Trustee Expenses paid                                                            --
                                                                                         ---------------
      Indenture Trustee Expenses unpaid                                                               --
REMAINING AVAILABLE FUNDS                                                                   7,255,310.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                   24,138.80
     Class A-2 Note Interest                                                                  172,031.87
     Class A-3 Note Interest                                                                  105,098.57
     Class A-4 Note Interest                                                                  360,555.57
          Total Class A Interest due                                                          661,824.81
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 6,593,485.72

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                 82,327.82
     Class B Note Interest paid                                                                82,327.82
                                                                                         ---------------
          Class B Note Interest remaining unpaid                                                      --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 6,511,157.90

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                 61,362.83
     Class C Note Interest paid                                                                61,362.83
                                                                                         ---------------
          Class C Note Interest remaining unpaid                                                      --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 6,449,795.07

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                 18,732.42
     Class D Note Interest paid                                                                18,732.42
                                                                                         ---------------
          Class D Note Interest remaining unpaid                                                      --
                                                                                         ---------------
  REMAINING AVAILABLE FUNDS                                                                 6,431,062.65

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                         4,521,520.69
     Class A Note Principal Balance as of preceding Payment Date                          117,554,083.62
                                                                                         ---------------
     Class A Base Principal Distribution Amount paid                                        4,521,520.69
                                                                                         ---------------
          Class A Base Principal Distribution Amount remaining unpaid                                 --
     Class A-1 Note Principal Balance as of preceding Payment Date                          4,787,443.62
     Class A-1 Base Principal Distribution Amount paid                                      4,521,520.69
                                                                                         ---------------
          Class A-1 Note Principal Balance after distribution                                 265,922.93
                                                                                         ---------------
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                         ---------------
     Class A-2 Note Principal Balance as of preceding Payment Date                         31,956,385.00
     Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                         ---------------
          Class A-2 Note Principal Balance after distribution                              31,956,385.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                         ---------------
     Class A-3 Note Principal Balance as of preceding Payment Date                         18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                         ---------------
          Class A-3 Note Principal Balance after distribution                              18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                             --
                                                                                         ---------------
     Class A-4 Note Principal Balance as of preceding Payment Date                         61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                         ---------------
          Class A-4 Note Principal Balance after distribution                              61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                 1,909,541.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000



CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                           13,570,520.00
     Class B Base Principal Distribution due                                                          --
     Class B Base Principal Distribution paid                                                         --
                                                                                         ---------------
      Class B Base Principal Distribution remaining unpaid                                            --
      Class B Note Principal Balance after distribution on Payment Date                    13,570,520.00
 REMAINING AVAILABLE FUNDS                                                                  1,909,541.96

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                            9,192,933.00
     Class C Base Principal Distribution due                                                          --
     Class C Base Principal Distribution paid                                                         --
                                                                                         ---------------
      Class C Base Principal Distribution remaining unpaid                                            --
      Class C Note Principal Balance after distribution on Payment Date                     9,192,933.00
 REMAINING AVAILABLE FUNDS                                                                  1,909,541.96

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                            2,188,793.00
     Class D Base Principal Distribution due                                                          --
     Class D Base Principal Distribution paid                                                         --
                                                                                         ---------------
      Class D Base Principal Distribution remaining unpaid                                            --
      Class D Note Principal Balance after distribution on Payment Date                     2,188,793.00
 REMAINING AVAILABLE FUNDS                                                                  1,909,541.96

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                    265,922.93
     Class A-1 Reallocated Principal Distribution                                                     --
                                                                                         ---------------
      Class A-1 Note Principal Balance after Reallocation                                     265,922.93
Remaining Available Funds                                                                   1,909,541.96
                                                                                         ---------------
     Class A-2 Note Principal Balance after Base Principal                                 31,956,385.00
     Class A-2 Reallocated Principal Distribution                                                     --
                                                                                         ---------------
      Class A-2 Note Principal Balance after Reallocation                                  31,956,385.00
Remaining Available Funds                                                                   1,909,541.96
                                                                                         ---------------
     Class A-3 Note Principal Balance after Base Principal                                 18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                     --
                                                                                         ---------------
      Class A-3 Note Principal Balance after Reallocation                                  18,823,624.00
Remaining Available Funds                                                                   1,909,541.96
                                                                                         ---------------
     Class A-4 Note Principal Balance after Base Principal                                 61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                     --
                                                                                         ---------------
      Class A-4 Note Principal Balance after Reallocation                                  61,986,631.00
REMAINING AVAILABLE FUNDS                                                                   1,909,541.96

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                   13,570,520.00
     Class B Reallocated Principal Distribution paid                                                  --
                                                                                         ---------------
      Class B Note Principal Balance after Reallocation                                    13,570,520.00
REMAINING AVAILABLE FUNDS                                                                   1,909,541.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 2000



CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                    9,192,933.00
     Class C Reallocated Principal Distribution paid                                                  --
                                                                                         ---------------
      Class C Note Principal Balance after Reallocation                                     9,192,933.00
 REMAINING AVAILABLE FUNDS                                                                  1,909,541.96

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                    2,188,793.00
     Class D Reallocated Principal Distribution paid                                                  --
      Class D Note Principal Balance after Reallocation                                     2,188,793.00
 REMAINING AVAILABLE FUNDS                                                                  1,909,541.96

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                 13,848.50
     Class E Note Interest paid                                                                13,848.50
                                                                                         ---------------
      Class E Note Interest remaining unpaid                                                          --
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                  1,895,693.46

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                            2,363,897.00
     Class E Base Principal Distribution due                                                          --
     Class E Base Principal Distribution paid                                                         --
                                                                                         ---------------
      Class E Base Principal Distribution remaining unpaid                                            --
      Class E Note Principal Balance after distribution on Payment Date                     2,363,897.00
 REMAINING AVAILABLE FUNDS                                                                  1,895,693.46

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                    2,363,897.00
     Class E Reallocated Principal Distribution paid                                                  --
      Class E Note Principal Balance after Reallocation                                     2,363,897.00
 REMAINING AVAILABLE FUNDS                                                                  1,895,693.46

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                             265,922.93
     Class A-1 Supplemental Principal Distribution                                            111,184.94
                                                                                         ---------------
      Class A-1 Note Principal Balance after Supplemental                                     154,737.99
 Remaining Available Funds                                                                  1,784,508.53
                                                                                         ---------------
     Class A-2 Note Principal Balance after Reallocated Principal                          31,956,385.00
     Class A-2 Supplemental Principal Distribution                                                    --
                                                                                         ---------------
      Class A-2 Note Principal Balance after Supplemental                                  31,956,385.00
 Remaining Available Funds                                                                  1,784,508.53
                                                                                         ---------------
     Class A-3 Note Principal Balance after Reallocated Principal                          18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                    --
                                                                                         ---------------
      Class A-3 Note Principal Balance after Supplemental                                  18,823,624.00
 Remaining Available Funds                                                                  1,784,508.53
                                                                                         ---------------
     Class A-4 Note Principal Balance after Reallocated Principal                          61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                    --
                                                                                         ---------------
      Class A-4 Note Principal Balance after Supplemental                                  61,986,631.00
 REMAINING AVAILABLE FUNDS                                                                  1,784,508.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000


CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                             9,192,933.00
     Class C Supplemental Principal Distribution paid                                                 --
                                                                                         ---------------
      Class C Note Principal Balance after Supplemental                                     9,192,933.00
 REMAINING AVAILABLE FUNDS                                                                  1,784,508.53

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                             2,188,793.00
     Class D Supplemental Principal Distribution paid                                                 --
                                                                                         ---------------
      Class D Note Principal Balance after Supplemental                                     2,188,793.00
 REMAINING AVAILABLE FUNDS                                                                  1,784,508.53

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                             2,363,897.00
     Class E Supplemental Principal Distribution paid                                                 --
                                                                                         ---------------
      Class E Note Principal Balance after Supplemental                                     2,363,897.00
 REMAINING AVAILABLE FUNDS                                                                  1,784,508.53

RESERVE FUND
     Required Reserve Fund Amount                                                           1,751,034.78
     Reserve Account Balance, Ending                                                        1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                           0.00
                                                                                         ---------------
 REMAINING AVAILABLE FUNDS                                                                     33,473.75

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                         ---------------
      Remaining Indenture Trustee Expenses unpaid                                                     --
 REMAINING AVAILABLE FUNDS                                                                     33,473.75

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                     33,473.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 2000



CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                               149,072,709.62
      ADCPB, end of Collection Period                                                     144,440,003.99
                                                                                         ---------------
       Base Principal Amount                                                                4,632,705.63

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                       2,678,234.75
      Servicing Advances collected during the current Collection Period                     2,652,459.96
                                                                                         ---------------
       Unreimbursed Servicing Advances as of current Determination Date                        25,774.79

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                              149,072,709.62
      Servicer Fee Rate                                                                            0.500%
      One-twelfth                                                                                   1/12
                                                                                         ---------------
      Servicer Fee due current period                                                          62,113.63
      Prior Servicer Fee arrearage                                                                    --
                                                                                         ---------------
      Servicer Fee due                                                                         62,113.63

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                         ---------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                         ---------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                         ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                143,043,141.21      97.56%
      31 - 60 days past due                                    1,781,859.07       1.22%
      61 - 90 days past due                                      727,961.22       0.50%
      91+ days past due                                        1,074,480.02       0.73%
                                                             --------------
                                                             146,627,441.51


GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                              362,914.25
      Less Recoveries                                               237,851.81
                                                                --------------
      Total Charge Offs for the period                              125,062.44

      End of Month ADCPB                                        144,440,003.99
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                    0.09%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS


                                           Beginning
                         Initial           of Period       Interest                        Interest
   Class                 Balance            Balance          Rate       Interest Due         Paid
                     --------------      --------------    ---------    ------------      ----------
    A-1               30,818,212.00        4,787,443.62        5.855%      24,138.80       24,138.80
    A-2               31,956,385.00       31,956,385.00        6.460%     172,031.87      172,031.87
    A-3               18,823,624.00       18,823,624.00        6.700%     105,098.57      105,098.57
    A-4               61,986,631.00       61,986,631.00        6.980%     360,555.57      360,555.57
                     --------------      --------------        ----       ----------      ----------
  Class A            143,584,852.00      117,554,083.62        6.75%      661,824.81      661,824.81
                     --------------      --------------        ----       ----------      ----------
     B                13,570,520.00       13,570,520.00        7.280%      82,327.82       82,327.82
     C                 9,192,933.00        9,192,933.00        8.010%      61,362.83       61,362.83
     D                 2,188,793.00        2,188,793.00       10.270%      18,732.42       18,732.42
     E                 2,363,897.00        2,363,897.00        7.030%      13,848.50       13,848.50
                     --------------      --------------        ----       ----------      ----------
Total Notes          170,900,995.00      144,870,226.62        6.94%      838,096.38      838,096.38
                     --------------      --------------        ----       ----------      ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                    Beginning          (Monthly)    Reallocated  (Supplemental)     Total             End               Ending
                    of Period          Principal     Principal    Principal       Principal        of Period         Certificate
   Class             Balance             Paid          Paid         Paid            Paid           Balance              Factor
                 --------------      ------------   -----------  --------------  ------------      --------------    -----------
    A-1            4,787,443.62      4,521,520.69      0.00      111,184.94      4,632,705.63          154,737.99      0.0050210
    A-2           31,956,385.00              0.00      0.00            0.00              0.00       31,956,385.00      1.0000000
    A-3           18,823,624.00              0.00      0.00            0.00              0.00       18,823,624.00      1.0000000
    A-4           61,986,631.00              0.00      0.00            0.00              0.00       61,986,631.00      1.0000000
                 --------------      ------------      ----      ----------      ------------      --------------
  Class A        117,554,083.62      4,521,520.69      0.00      111,184.94      4,632,705.63      112,921,377.99
                 --------------      ------------      ----      ----------      ------------      --------------
     B            13,570,520.00              0.00      0.00            0.00              0.00       13,570,520.00      1.0000000
     C             9,192,933.00              0.00      0.00            0.00              0.00        9,192,933.00      1.0000000
     D             2,188,793.00              0.00      0.00            0.00              0.00        2,188,793.00      1.0000000
     E             2,363,897.00              0.00      0.00            0.00              0.00        2,363,897.00      1.0000000
                 --------------      ------------      ----      ----------      ------------      --------------
Total Notes      144,870,226.62      4,521,520.69      0.00      111,184.94      4,632,705.63      140,237,520.99
                 --------------      ------------      ----      ----------      ------------      --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000

PRINCIPAL PAYMENT CALCULATION

                                     Investor         Investor        Investor                      Supplemental
                   (defined)          Monthly        Reallocated    Supplemental       Total         Percentage
                     Class           Principal        Principal       Principal      Principal       of Principal
   Class           Percentage          Amount           Amount         Amount          Amount          Allocated
                   ----------       ------------     -----------    ------------   -----------      -------------
     A                 82.00%       4,521,520.69           0.00      111,184.94   4,632,705.63            84.02%
     B                  7.75%               0.00           0.00            0.00           0.00             7.94%
     C                  5.25%               0.00           0.00            0.00           0.00             5.38%
     D                  1.25%               0.00           0.00            0.00           0.00             1.28%
     E                  1.35%               0.00           0.00            0.00           0.00             1.38%
                                    ------------           ----      ----------   ------------           ------
                                    4,521,520.69           0.00      111,184.94   4,632,705.63           100.00%
                                    ------------           ----      ----------   ------------           ------


FLOOR CALCULATION


                  Class           Floor Hit?        Floored
   Class          Floors            (Y/N)         Prin Amount
   -----          ------          ----------      -----------
     A                                                 N/A
     B               --                No               --
     C               --                No               --
     D               --                No               --
     E               --                No               --


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                      2.40%

Overcollateralization Balance (prior)              4,202,483.00
Overcollateralization Balance (current)            4,202,483.00
Cumulative Loss Amount                                     0.00
Available Funds+Collection Account-Servicing       7,255,310.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 2000




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                                     Yes/No
                                                                                                                     ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                    No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT



     Section                                                Event                                                    Yes/No
     --------                                              ------                                                    ------

     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                       No
     6.01(ii)    Failure to submit Monthly Statement                                                                    No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000

Available Amount to Note Holders:                                                                            $1,671,907.14

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)          Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account       $        0.00
(ii)         Indemnity Payments paid inadvertently deposited in Collection Account                           $        0.00
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances (Other than current Collection Period)                       $    2,041.24
             (b) Servicer Fees from current and prior Collection Period                                      $   78,450.78
(iv)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     $      416.67
(v)          Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                              $        0.00

(vi)         Class A-1 through A-2 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                         $  468,125.00
             Class A-2 Note Interest                                                                         $  644,910.00
(vii)        Class B Note Interest                                                                           $   93,099.33

(viii)       Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                         $  337,813.17
             Class A-2 Principal Distribution Amount                                                         $        0.00
(ix)         Class B Base Principal Distribution Amount                                                      $        0.00
(x)          Supplemental Interest Reserve Account addition amount                                           $   47,050.95
(xi)         Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   $        0.00
(xii)        Excess to Trust Certificate Holder                                                              $        0.00

            Reviewed By:



            --------------------------------------------------------
            E. Roger Gebhart, Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of May 31, 2000                                                 324,691.19
     Investment earnings on amounts in Collection Account                                             6,712.12
     Payments due Collection Account from last 3 business days of Collection Period                 556,598.26
     Servicer Advance on current Determination Date                                                 783,905.57
     Additional Contribution for loss on termination                                                      0.00
     Deposit from Reserve Account                                                                         0.00
     Deposit from Letter of Credit Account                                                                0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                              1,671,907.14

Initial Unpaid Amounts inadvertently deposited in Collection Account                                      0.00
  REMAINING AVAILABLE FUNDS                                                                       1,671,907.14

Indemnity Payments paid inadvertently deposited in Collection Account                                     0.00
  REMAINING AVAILABLE FUNDS                                                                       1,671,907.14

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               2,041.24
     Unreimbursed Servicer Advances paid                                                              2,041.24
                                                                                                 -------------
      Unreimbursed Servicer Advances remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                                       1,669,865.90

SERVICER FEES
     Servicer Fees due                                                                               78,450.78
     Servicer Fees paid                                                                              78,450.78
                                                                                                 -------------
      Servicer Fees remaining unpaid                                                                      0.00
  REMAINING AVAILABLE FUNDS                                                                       1,591,415.12

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            0.00
  REMAINING AVAILABLE FUNDS                                                                       1,591,415.12

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                          416.67
     Indenture Trustee Fee paid                                                                         416.67
                                                                                                 -------------
      Indenture Trustee Fee remaining unpaid                                                              0.00
  REMAINING AVAILABLE FUNDS                                                                       1,590,998.45

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                 0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                       75,000.00
     Total Indenture Trustee Expenses paid                                                                0.00
                                                                                                 -------------
      Indenture Trustee Expenses unpaid                                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                       1,590,998.45

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                    468,125.00
     Class A-1 Note Interest paid                                                                   468,125.00
                                                                                                 -------------
      Class A-1 Interest remaining unpaid                                                                 0.00
     Class A-2 Note Interest due                                                                    644,910.00
     Class A-2 Note Interest paid                                                                   644,910.00
                                                                                                 -------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000


     Class A-2 Interest remaining unpaid                                                                  0.00
  REMAINING AVAILABLE FUNDS                                                                         477,963.45

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                       93,099.33
     Class B Note Interest paid                                                                      93,099.33
                                                                                                 -------------
       Class B Note Interest remaining unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                         384,864.12


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                               75,000,000.00
     Class A-1 Base Principal Distribution due                                                      337,813.17
     Class A-1 Base Principal Distribution Amount paid                                              337,813.17
                                                                                                 -------------
       Class A-1 Base Principal Distribution remaining unpaid                                             0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                       74,662,186.83

     Class A-2 Note Principal Balance as of preceding Payment Date                               99,600,000.00
     Class A-2 Base Principal Distribution due                                                            0.00
     Class A-2 Base Principal Distribution Amount paid                                                    0.00
                                                                                                 -------------
         Class A-2 Base Principal Distribution remaining unpaid                                           0.00
         Class A-2 Note Principal Balance after distribution on Payment Date                     99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                          47,050.95

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                                 14,052,729.00
     Class B Base Principal Distribution due                                                              0.00
     Class B Base Principal Distribution paid                                                             0.00
                                                                                                 -------------
       Class B Base Principal Distribution remaining unpaid                                               0.00
       Class B Note Principal Balance after distribution on Payment Date                         14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                          47,050.95

SUPPLEMENTAL INTEREST RESERVE ACC OUNT
     Supplemental Interest Reserve Account Addition                                                  47,050.95
  REMAINING AVAILABLE FUNDS                                                                               0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                          0.00
     Remaining Indenture Trustee Expenses paid                                                            0.00
                                                                                                 -------------
     Remaining Indenture Trustee Expenses unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                                               0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                                     4,447,811.70
      Plus: Earnings for Collection Period per Section 3.04(b)                                               23,256.71
      Less: Withdrawal per Section 3.04(c)                                                                          --
        Ending Reserve Account Balance                                                                    4,471,068.41


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                                      --
      Plus: Earnings for Collection Period                                                                          --
      Plus: Additions from draws under Section 3.08(b)                                                              --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                           --
      Ending Letter of Credit Account Balance                                                                       --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                       47,050.95
      Supplemental Interest Reserve Account Addition (Upto Supplemental Interest                             47,050.95
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                                      --


      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                                    56,486.95
        Plus: Additions (Upto 1% of Initial ADCPB)                                                           47,050.95
        Plus: Earnings for Collection Period                                                                    121.86
        Less: Required Distributions, To Collection Account                                                         --
          Ending Supplemental Interest Reserve Account Balance                                              103,659.76

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    188,281,882.14
      ADCPB, end of Collection Period                                                          187,944,068.96
                                                                                               --------------
        Base Principal Amount                                                                      337,813.17

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                              732,741.67
      Servicing Advances collected during the current Collection Period                            730,700.43
                                                                                               --------------
        Unreimbursed Servicing Advances as of current Determination Date                             2,041.24


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   188,281,882.14
      Servicer Fee Rate                                                                                 0.500%
      One-twelfth                                                                                        1/12
                                                                                               --------------
      Servicer Fee due current period                                                               78,450.78
      Prior Servicer Fee arrearage                                                                         --
                                                                                               --------------
      Servicer Fee due                                                                              78,450.78


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                         416.67
      Prior Indenture Trustee Fee arrearage                                                              0.00
                                                                                               --------------
      Total Indenture Trustee Fee due                                                                  416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     0.00
      Prior Indenture Trustee Expenses arrearage                                                         0.00
                                                                                               --------------
      Total Indenture Trustee Expenses due                                                               0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             0.00
                                                                                               --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning                                                   Total         Total
                  Initial         of Period      Interest        Current       Overdue      Interest      Interest       Interest
    Class         Balance          Balance         Rate       Interest Due     Interest        Due          Paid        Shortfall
----------------------------------------------------------------------------------------------------------------------------------
     A-1         75,000,000.00   75,000,000.00     7.490%      468,125.00         0.00     468,125.00     468,125.00       0.00
     A-2         99,600,000.00   99,600,000.00     7.770%      644,910.00         0.00     644,910.00     644,910.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
   Class A      174,600,000.00  174,600,000.00               1,113,035.00         0.00   1,113,035.00   1,113,035.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
      B          14,052,729.00   14,052,729.00     7.950%       93,099.33         0.00      93,099.33      93,099.33       0.00
----------------------------------------------------------------------------------------------------------------------------------
 Total Notes    188,652,729.00  188,652,729.00               1,206,134.33         0.00   1,206,134.33   1,206,134.33       0.00
----------------------------------------------------------------------------------------------------------------------------------



PRINCIPAL PAYMENTS TO NOTEHOLDERS

                 Beginning         Current                         End          Ending
                 of Period        Principal      Principal      of Period    Certificate
    Class         Balance            Due            Paid         Balance        Factor
---------------------------------------------------------------------------------------------
     A-1         75,000,000.00      337,813.17    337,813.17   74,662,186.83   0.99549582
     A-2         99,600,000.00            0.00          0.00   99,600,000.00   1.00000000
---------------------------------------------------------------------------------------------
   Class A      174,600,000.00      337,813.17    337,813.17  174,262,186.83
---------------------------------------------------------------------------------------------
      B          14,052,729.00            0.00          0.00   14,052,729.00   1.00000000
---------------------------------------------------------------------------------------------
 Total Notes    188,652,729.00      337,813.17    337,813.17  188,314,915.83
---------------------------------------------------------------------------------------------


                                  Beginning                  Base Principal   Principal
                 Principal        of Period       Overdue      Distribution     Payment
                  Percent          Balance       Principal        Amount        Amount
------------------------------------------------------------------------------------------------
Class A           100.00%      174,600,000.00       0.00       337,813.17     337,813.17
Class B             0.00%       14,052,729.00       0.00             0.00           0.00
------------------------------------------------------------------------------------------------



Base Principal Amount:              337,813.17
Gross Charge Off Event?                     No
Available Funds less Fees:        1,590,998.45

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                Yes/No
                                                                                                                ------

         a)   Failure to distribute to the Noteholders all or part of any payment of Interest                     No
              required to be made under the terms of such Notes or the Indenture when due; and,

         b)   Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to                No
              the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the
              Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class B Maturity Date, as
              the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
              Class A-2 Notes, Class B Notes, as the case may be.

         c)   Failure on the part of the Trust duly to observe or perform in any material respect                 No
              any other Covenants or Agreements.

         d)   The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or                    No
              Liquidator, etc.

         e)   The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or                  No
              answer seeking reorganization in a proceeding under any bankruptcy laws etc.

         f)   A petition against the Trust in a proceeding under applicable bank laws or other                    No
              insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days thereafter, etc.


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

         Section                                  Event                                                   Yes/No
         -------                                  -----                                                   ------

         6.01(i)    Failure to make payment, deposit, transfer, or delivery required                        No

         6.01(ii)   Failure to submit Monthly Statement                                                     No

         6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                     No

         6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                           No

         6.01(v)    Servicer files a voluntary petition for bankruptcy                                      No

         6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or             No
                    dismissed within 60 days

         6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                             186,358,703.40            99.16%
                       31 - 60 days past due                                                 1,553,972.94             0.83%
                       61 - 90 days past due                                                    31,392.63             0.02%
                       91+ days past due                                                             0.00             0.00%
                                                                                           --------------
                                                                                           187,944,068.96


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                          0.00
                        Total Defaulted Contracts                                                                     0.00
                      Recoveries from Reserve Account for Current Period                                              0.00
                        Total Recoveries from Reserve Account                                                         0.00
                      Net Remaining Defaulted                                                                         0.00
                      Recoveries from Source Recourse (Up to Available Source Recourse)
                      Recoveries from Draw on Letter of Credit Account


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                  19,238,909.32
                      Beginning % available under 10% limited recourse                                             10.0000%
                      Current months buy backs under 10% limited recourse obligation                                  0.00
                      Cumulative amount bought back under 10% limited recourse obligation                             0.00
                      Cumulative % bought back under 10% limited recourse obligation                                0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                             20,000,000.00
                      Amount of step down in the Letters of Credit                                                    0.00
                      Ending Value of the 2 Letters of Credit                                                20,000,000.00


LETTER OF CREDIT DRAW EVENTS

                                                                                                               (NO/YES)
                                                                                                               --------


                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):     No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)              No
                      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                             No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:          No

                         Deposit full amount of relevant LOC:

                      Draw on Letters of Credit?                                                                  No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVEABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED JUNE 1, 2000



GROSS CHARGE EVENT CALCULATION:

                                                                                        Result
                                                                                        ------

                      Defaulted Contracts Current Period
                      Total Defaulted Contracts Prior Period                             0.00%
                      Total Initial ADCPB                                                0.00%
                                                                                        ------
                        % Total Defaulted                                                0.00%
                      Maximum Allowed                                                   10.00%

Gross Charge Off Event:                                                                               No